UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017 (May 10, 2017)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On May 10, 2017, PDC Energy, Inc. (the “Company”) and its subsidiary guarantors entered into the Fifth Amendment to Third Amended and Restated Credit Agreement (the “Fifth Amendment”), which amends the Third Amended and Restated Credit Agreement, dated as of May 21, 2013 (as amended from time to time prior to the date of the Fifth Amendment, the “Existing Credit Agreement”) among the Company, as borrower, certain subsidiaries of the Company, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto.

The Fifth Amendment amends the Existing Credit Agreement to reflect an increase of the borrowing base thereunder to $950 million from $700 million.  The Company has elected to maintain a $700 million commitment level while reserving the option to access, at the Company’s request and with lender approval, the full $950 million prior to the next borrowing base redetermination date.  In addition, the Fifth Amendment made changes to certain of the covenants in the Existing Credit Agreement as well as other administrative changes.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Fifth Amendment to Third Amended and Restated Credit Agreement dated as of May 10, 2017 among the Company, as Borrower, certain Subsidiaries of the Company, as Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017

PDC Energy, Inc.

	By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fifth Amendment to Third Amended and Restated Credit Agreement dated as of May 10, 2017 among the Company, as Borrower, certain Subsidiaries of the Company, as Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto.